TOUCHSTONE FUNDS GROUP TRUST
Touchstone Active Bond Fund

TOUCHSTONE STRATEGIC TRUST
Touchstone Balanced Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated February 23, 2021 to the current Prospectus,
Summary Prospectus and Statement of Additional Information for each Fund, as supplemented

Notice of Change to the Funds’ Portfolio Management Team

Effective March 31, 2021 (the “Effective Date”), Timothy J. Policinski will retire as a member of the portfolio management team of the Funds, which are sub-advised by Fort Washington Investment Advisors, Inc. Following the Effective Date, all references to Mr. Policinski in each Fund’s Prospectus, Summary Prospectus and Statement of Additional Information are hereby deleted. Daniel J. Carter will continue to serve as the sole portfolio manager of the Touchstone Active Bond Fund. Daniel J. Carter, Austin R. Kummer and James Wilhelm will continue to serve as the portfolio managers of the Touchstone Balanced Fund.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54BB-BAL-56-ABOND-S1-2102